UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2009

                          ---------------------------

                                  Ryerson Inc.
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                                    001-09117
                            (Commission File Number)
                                   36-3425828
                      (I.R.S. Employer Identification No.)

                          ---------------------------

                     2621 West 15th Place, Chicago, IL 60608
                                 (773) 762-2121
          (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events

     On April 9, 2009, Ryerson Inc. (the "Company") announced that it completed its offer (the "Exchange Offer") to exchange up to $102,916,000 in the aggregate principal amount of the Company's Floating Rate Senior Secured Notes due 2014 (the "Initial Floating Rate Notes") and up to $382,200,000 in the aggregate principal amount of the Company's 12% Senior Secured Notes due 2015 (the "Initial Fixed Rate Notes" and together with the Initial Floating Rate Notes, the "Initial Notes"), that were issued on October 19, 2007 for an equal principal amount of Floating Rate Senior Secured Notes due 2014 and 12% Senior Secured Notes due 2015 that have been registered under the Securities Act of 1933, as amended. The Exchange Offer expired at 5:00 p.m., New York City time, on April 3, 2009.

     A total of $101,876,000 aggregate principal amount of the Initial Floating Rate Notes and $376,210,000 aggregate principal amount of the Initial Fixed Rate Notes were validly tendered and accepted for exchange by the Company. Since the commencement of the Exchange Offer, the Company has repurchased $5,990,000 aggregate principal amount of the Initial Fixed Rate Notes. As a result, the Initial Notes that were validly tendered and accepted for exchange by the Company constitute 98.99% of the aggregate principal amount of the Initial Floating Rate Notes and 100% of the outstanding principal amount of the Initial Fixed Rate Notes. As a result of completing the Exchange Offer, the Company has satisfied its obligations under the Company's registration rights agreement covering the Initial Notes. Accordingly, the Company is no longer obligated to pay additional interest for failing to complete the Exchange Offer within the timeframe required by the registration rights agreement.

     A copy of the press release announcing the completion of the Exchange Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)  Exhibits

     The following exhibit is being filed with this Current Report on Form 8-K:

     99.1      Press Release dated April 9, 2009.


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                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 10, 2009

                                        RYERSON INC.



                                        By: /s/ Terence R. Rogers
                                           -------------------------------------
                                           Name:   Terence R. Rogers
                                           Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description

     99.1      Press Release dated April 9, 2009.